                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): September 6, 2001


                             KEYSTONE PROPERTY TRUST
       (Exact Name of Registrant as Specified in its Declaration of Trust)


         Maryland                 1-12514                      84-1246585
     (State or Other            (Commission                   (IRS Employer
     Jurisdiction of            File Number)               Identification No.)
      Incorporation)

                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


               Registrant's telephone number, including area code:
                                 (484) 530-1800

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On September 6, 2001, Keystone Property Trust, a Maryland real estate investment trust (the "Company"), Equinox Equities, Inc, a Vermont corporation, Northeastern Industrial Park, Inc., a New York corporation, and Eastwick Development Corporation, a New York corporation (collectively the "Sellers"), executed a stock purchase and sale agreement (the "Agreement") by and between the Company and the Sellers, whereby the Company has agreed to purchase from the Sellers, and the Sellers have agreed to sell to the Company, 375,000 common shares of beneficial interest of the Company (the "Common Shares") for an aggregate purchase price of $4,781,250. Immediately prior to the purchase of the Common Shares, the Sellers will convert in the aggregate 375,000 Operating Partnership Units of limited partnership interest of Keystone Operating Partnership, L.P. into the Common Shares. The Agreement contains customary representations, warranties and covenants.

        The proceeds used by the Company to purchase the Common Shares were obtained by the Company as a result of the issuance of 375,000 common shares of beneficial interest, par value $.001 per share, in connection with the exercise by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") of an over-allotment option pursuant to the Purchase Agreement dated August 21, 2001 by and between the Company and the Underwriter.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBIT

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         None.

     (b) PRO FORMA FINANCIAL INFORMATION

         None.

     (c) EXHIBIT

         10.1 Purchase and Sale Agreement, dated as of September 6, 2001, by and between Keystone Property Trust, a Maryland real estate investment trust, Equinox Equities, Inc., a Vermont corporation, Northeastern Industrial Park, Inc., a New York corporation, and Eastwick Development Corporation, a New York corporation.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        KEYSTONE PROPERTY TRUST



Date: September 6, 2001                 By /s/ Jeffrey E. Kelter
                                           ---------------------
                                           Jeffrey E. Kelter
                                           President and Chief Executive Officer


Date: September 6, 2001                 By /s/ Timothy A. Peterson
                                           -----------------------
                                           Timothy A. Peterson
                                           Executive Vice President and
                                           Chief Financial Officer


Date: September 6, 2001                 By /s/ Timothy E. McKenna
                                           ----------------------
                                           Timothy E. McKenna
                                           Senior Vice President-Finance
                                           (Chief Accounting Officer)


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